                    PROMISSORY NOTE AND SECURITY AGREEMENT
                    --------------------------------------

$132,000                                               Dated:  February 11, 1994



        FOR VALVE RECEIVED Joseph Stach, an individual residing at 7 Chelmsford Court, Marlton, New Jersey 08053 ("Maker") agrees to pay to the order of RF Power Produce Inc., a New Jersey Corporation having its principal business office at 502 Gibbsboro-Marlton Road, Voorhees, New Jersey 08043 (the "Company" or "Payee"), the principal sum of One Hundred and Thirty-Two Thousand Dollars ($132,000) (the "Principal Sum"), plus interest accrued on the unpaid balance of the Principal Sum outstanding from time to time compounded annually at the prime rate of National Westminister Bank NJ in effect on the first of each calendar quarter (or portion thereof) during which this Note is outstanding calculated based on a 360 day year and the actual number of days elapsed, on the terms and conditions set forth below:

        1.      Payment.  The Principal Sum shall be payable in three (3)
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consecutive annual installments of Forty-Four Thousand Dollars ($44,000) each.
Each installment shall be due on the 10th day of each February during the term hereof, commencing February 10, 1995 and continuing until February 10, 1997, at which time the entire unpaid principal balance of this Note, all interest accrued thereon and all other sums payable hereunder shall be due and payable in full.

        Interest on the outstanding Principal Sum shall be payable simultaneously with the payment of each installment of principal.

        2.      Place of Payment.  All payments due under this Note shall be
                ----------------
payable in cash, wire transfer or other immediately available funds without set-off or deduction, by direct delivery to Payee at the address of the Payee set forth in the heading hereof or such other place as Payee, from time to time, may designate in writing.

        3.      Prepayment. Maker shall have the right to prepay the Principal
                ----------
Sum of this Note, in whole or in part, at any time, without notice and without prepayment penalty or premium. Each partial prepayment of the Principal Sum shall be accompanied by accrued interest on the amount prepaid to the date of prepayment. All partial prepayments shall be applied to installments of the Principal Sum in the inverse order in which such installments of the Principal Sum are due under this Note. Maker's partial prepayments of the Principal Sum shall not affect in any way whatsoever the due dates or dollar amounts of any subsequent schedule of Principal Sum payments in regard to this Note unless and until Maker has paid in full the Principal Sum of this Note.

        4.      Security; Escrow Agent.
                ----------------------

                (a) As collateral security for payment of the Principal Sum and all other obligations of Maker under the Stock Purchase Agreement between Maker and Payee, dated

February 11, 1994 (the "Stock Purchase Agreement"), Maker hereby pledges and creates a first priority security interest in all of his shares (the "Shares") of the Company, to Payee, together with all "proceeds" (as defined in Section 9-306(a) of the Uniform Commercial Code as adopted in Pennsylvania) thereof, including, without limitation, all dividends or other income from the Shares.
In furtherance of this security interest, Maker agrees to place his Share certificates (including any additional Share certificates of the Company acquired by Maker as a result of subsequent stock dividends, splits, mergers or other actions) and undated stock powers covering such certificates duly executed in blank and endorsed for assignment in accordance with the terms of this Note, in escrow with Payee as Escrow Agent ("Escrow Agent"), to hold such certificates and assignments and act with respect thereto, in accordance with this Note.

                (b) Subject to the provisions of Paragraph 6 hereof, the Escrow Agent shall distribute the Share certificates:

                    (i) to Maker in accordance with joint written instructions of Payee and Maker upon full payment of the Principal Sum and accrued interest, and satisfaction and termination of this Note;

                    (ii) to Payee in accordance with Payee's written instructions and in accordance with Paragraph 6; or

                    (iii) pursuant to an order, decree or judgment by a court of competent jurisdiction which, by lapse of time or otherwise, shall no longer be subject to appeal or review.

                (c) If at any time the Escrow Agent determines that it is uncertain as to the disposition of all or any portion of the Share certificates held in escrow, it may continue to hold the Share certificates or deposit them in any court of competent jurisdiction pending the final determination of disputes regarding the disposition of the Share certificates between Maker and Payee, in which case all of the Escrow Agent's costs and expenses in connection with the making of such deposit (including reasonable attorneys' fees) shall be paid to the Escrow Agent in equal amounts by Maker and Payee, provided, however, that Maker and Payee are jointly and severally liable for such costs and expenses as set forth in Paragraph 4(d), below.

                (d) Maker and Payee acknowledge and agree that the Escrow Agent shall not be liable for the conduct of its duties except in the event of conviction and final adjudication of willful misconduct or final adjudication of gross negligence, and shall be indemnified by each of them, jointly and severally, for any costs of expenses, including attorneys' fees, arising out of conduct of such escrow, except in the even of such a finding of willful misconduct or gross negligence.

                (e) Maker acknowledges, and waives any rights arising therefrom, that Payee is both the Payee and Escrow Agent pursuant hereto and may have conflicting duties and loyalties in connection therewith.

        5. Cash Dividends; Voting Rights. Unless a default shall have occurred
           -----------------------------
and be continuing and Payee shall have given notice to the Maker of Payee's intent to exercise its corresponding rights pursuant to Paragraph 6 below, the Maker shall be permitted to receive all cash dividends, if any, paid in the normal course of business of the Company and consistent with past practice in respect of the Share certificates and to exercise all voting and corporate rights with respect to the Share certificates, provided, however, that no vote shall be cast or corporate right exercised or other action taken by Maker, or given effect by the Company or anyone else, which, in Payee's reasonable judgment, would impair Payee's security interest under Paragraph 4 or be inconsistent with any of the Stock Purchase Agreement, this Note, any other documents related thereto, or any of the above, including, without limitation, any merger, exchange or sale of the Shares.

        6.  Default.
            -------

            (a) The occurrence of any one or more of the following events with respect to Maker shall, at Payee's option, constitute an event of default: (i) the failure of Maker to make payment to Payee of any sum or sums due under this Note within ten (10) days after they are due; (ii) the commencement of any proceeding in bankruptcy, rehabilitation, creditor adjustment, or insolvency by or against Maker which is not discharged within forty-five (45) days thereafter;
(iii) a general assignment by Maker for the benefit of creditors or others; (iv) the appointment of a trustee, receiver, executor, conservator, liquidator, or other judicial representative for Maker or any of Maker's property; (v) the attachment of any of Maker's property which is not released or provided for to the satisfaction of Payee within ten (10) days of such attachment or; (vi) the failure to Maker and Company with any of the provisions of the Stock Purchase Agreement or of this Note. Maker agrees to provide notice to Escrow Agent and Payee of the occurrence of any of the events described in (ii) through (vi), above, within twenty-four (24) hours thereof.

            (b) In the event of a default pursuant to subparagraph (a) of this Section, Payee may elect to notify both Escrow Agent and Maker in writing that there has been a default and if such default is not cured by Maker within ten
(10) days of receipt by Maker of his copy of such notice, Payee may (A) have the certificates representing the Shares, and all assignments relative thereto, delivered and assigned by Escrow Agent to Payee and to be registered in Payee's name, in which event Payee shall return to Maker the lesser of the fair market value of the Shares represented by the certificates to be registered or the aggregate purchase price paid to such date pursuant to the Stock Purchase Agreement and this Note, in both cases, less the aggregate of all dividends and distributions paid to Maker to such date on the Shares or (B) accelerate the payment of the unpaid Principal Sum due under this Note, and all accrued interest, to the date of such acceleration and to do any and all other things which Payee deems necessary to enforce the provisions of this Note with respect to any such unpaid amount, as permitted by applicable law; provided, however, that at such time as the unpaid Principal Sum due is fully paid to Payee, Payee shall instruct Escrow Agent to deliver to Maker the certificates representing the Shares, and all assignments relative thereto;

        In the event that Maker disputes the existence of a default which is the subject of the notice to the Escrow Agent under Paragraph 6, he shall notify the Escrow Agent and Payee within ten (10) days of the existence of such dispute, and the Escrow Agent shall continue to hold the Share certificates or deposit them in any court of competent jurisdiction as provided in Paragraph 4(c) herein.

                (c) All of Maker's voting rights with respect to the Shares, and all other rights of Maker in the Company, shall be suspended upon the occurrence of an event of default under subparagraph (a) of this Section, except that the right to receive dividends from the Company shall not be suspended, until either the default is cured or the delivery and assignment of Shares occurs pursuant to
Section 6(b)(i).

                (d) The failure by Payee to declare, or the delay in declaring, a default under subparagraph (b), above, shall not in any way constitute a waiver, or otherwise prejudice, Payee's rights to assert default with respect to any such occurrence at some later time or to take any other action pursuant to this Note with respect to such or any other occurrence.

        7.      Severability.  If any provision of this Note is held to be
                ------------
invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be construed liberally in favor of Payee in order to effectuate the provisions of this Note.

        8.      Governing Law.  This Note shall be governed by and construed
                -------------
according to the laws of the State of New Jersey.

        9.      Successors and Assigns.  The provisions of this Note shall be
                ----------------------
binding upon and inure to the benefit of Maker and Payee and their respective heirs, executors or administrators and successors and assigns.

        10.     No Presentment, Etc.  Maker hereby waives presentment for
                --------------------
payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note. Maker agrees that, other than as set forth in this Note or the Stock Purchase Agreement, Maker's liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee. Maker agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting its liability hereunder.

        11.     Rights Cumulative; No Waiver.  All rights and remedies of Payee
                ----------------------------
under this Note and any applicable law are separate and cumulative, and the exercise of one shall not limit or prejudice the exercise of any other such rights or remedies. The enumeration in this Note of any waivers or consents by Maker shall not be deemed exclusive of any additional waivers or consents by Maker which may be deemed to exist in law or equity. No delay or omission by Payee in exercising any right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder, and no modification or amendment of this Note, shall be deemed made by Payee unless in writing and duly signed by Payee. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of Payee, and no single or partial exercise of any right or remedy under this Note shall preclude any other or further exercise thereof or any other right or remedy.

        12.     Notices.  All notices, request, demands and other communications
                -------
hereunder shall be deemed to have been duly given or received if delivered, telegraphed, telecopied or mailed by certified or registered mail to the parties at the addresses first above written or to such other address of which any party may notify the other party as provided above.

        13.     Assignment.  Payee shall not assign or transfer his rights under
                ----------
this Note without the prior consent of Maker.

        IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Note as of the date and year set forth above.


Attest: [SIGNATURE APPEARS HERE]                 /s/ Joseph Stach
       ----------------------------             ---------------------------
                                                Joseph Stach

ACCEPTED:

RF POWER PRODUCTS, INC.



By: /s/ Christopher Ben
    ---------------------------
    Christopher Ben
    Secretary

                                 AMENDMENT TO
                    PROMISSORY NOTE AND SECURITY AGREEMENT

         THIS AMENDMENT, is entered into on this 21st day of January, 1997 by and between RF Power Products, Inc., a New Jersey Corporation, (the "Company"), and Joseph Stach, an individual (the "Maker").

         WHEREAS, the Company and the Maker are parties to the Promissory Note and Security Agreement dated February 11, 1994 (the "Promissory Note and Security Agreement").

         WHEREAS, the Company and the Maker wish to amend the Promissory Note and Security Agreement as set forth herein.

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenant set forth herein, the parties hereby agree as follows:

1. The introduction of the Promissory Note and Security Agreement is hereby deleted and replaced in its entirety as follows:

         "FOR VALUE RECEIVED Joseph Stach, an individual residing at 4 Wiltsire Court, Medford, New Jersey 08055 ("Maker") agrees to pay to the order of RF Power Products, Inc., a New Jersey Corporation, having its principal business office at 1007 Laurel Oak Road, Vorhees, New Jersey 08043 (the "Company" or "Payee"), the principal sum of One Hundred Thirty-Two Thousand Dollars (the "Principal Sum"), plus interest accrued on the unpaid balance of the Principal Sum outstanding from time to time compounded annually at the rate of 6.5% calculated on a 360 day year and the actual number of days elapsed, on the terms and conditions set forth below:"


1. Section 1 of the Promissory Note and Security Agreement is hereby deleted and replaced in its entirety as follows:

         "1.  Payment. The Principal Sum shall be payable in three (3) annual
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     installments of Forty-Four Thousand Dollars ($44,000) each. The first installment shall be due on February 10, 1995, the second installment shall be due on February 10, 1996, and the third installment shall be due on February 10, 2000, at which time the entire unpaid principal balance of this Note, all interest accrued thereon and all other sums payable hereunder shall be due and payable in full."

2. Except as expressly modified hereby, the Promissory Note and Security Agreement shall remain unchanged and in full force and effect.

           IN WITNESS WHEREOF, the parties, hereto have executed this Amendment as the date first above written.



                                       RF POWER PRODUCTS, INC.



/s/ Joseph Stach                       By: /s/ Domenic N. Galato
--------------------------------          ---------------------------------
Joseph Stach                              Name:  Domenic N. Galato
                                          Title: Treasurer

                                       2